MAY 2015 Company Presentation Exhibit 99.1

Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and
Securities Exchange Act of 1934, as amended (“Exchange Act”), including, without limitation,  statements regarding our outlook for financial performance, sales force growth, clinical studies, approval of new products and indications and the receipt of reimbursement.
We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Securities Act and the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including those risks and uncertainties discussed under “Risk Factors” in our Form 10-K filing dated March 11,
2015 and subsequent quarterly filings with the SEC. All information in this presentation is as of the date of this presentation, and we undertake no duty to update this information unless required by law.

2 ADVANCING CLINICALLY-PROVEN THERAPIES for Ear, Nose and Throat (ENT) Physicians and Patients Focus on Chronic Sinusitis (CS) 29M Patients in US IMPROVING QUALITY OF LIFE from Surgery to Office Care

Chronic Sinusitis: Significant Unmet Need 3 DEBILITATING INFLAMMATORY CONDITION 1 in 8 Adults 3.5M Managed by ENT 500,000+ Surgeries / Year Top 10 Most Costly Condition for US Employers

1st Two Commercial Products

1
st
Drug Releasing Implants for Chronic Sinusitis Patients
Only PMA  Approval
for CS Patients
60,000+ Patients
to Date
IMPROVING
SURGICAL OUTCOMES
Reduced Inflammation, Scarring and Need
for Additional Surgery and Oral Steroids

Intersect ENT Opportunity

LARGE
MARKET
$4.8B TAM in US
UNIQUE
PRODUCTS
1
st
and Only Drug Releasing
Implants in ENT
PRODUCT
PIPELINE
In-Office Products to Serve
Continuum of Care
TRACK
RECORD
Strong Revenue Growth
and Gross Margins (70+%)
ANNUAL REVENUE ($M)
$6
$18
$39
2012 2013 2014

Challenges Across the Continuum of Care
CS Treatment Pathway

Oral Steroids Reduce
Inflammation but Can
Cause Side Effects
MEDICATION
TO TREAT
Surgery Opens Pathways but
Can Result in Post-Operative
Scarring and Inflammation
SURGERY
TO OPEN (FESS)
Within One Year, 64%
Symptom Recurrence and
10% Revision Surgery
MANAGEMENT
TO MAINTAIN

Our Solution Portfolio

MEDICATION
TO TREAT
SURGERY
TO OPEN
MANAGEMENT
TO MAINTAIN
NOVA RESOLVE PROPEL
Office Treatment for
Primary CS Patients
Office Treatment for
Recurrent CS Patients
Treatment to Improve
Surgical Outcomes
NOVA and RESOLVE are investigational and not currently available for sale in the United States.
The implants are limited by federal (or United States) law to investigational use only.
Stenting & Local Drug Delivery via
Bioabsorbable Implant Technology

PROPEL / PROPEL MINI
How It Works

OPENS
Self-expanding Implant
Conforms to and
Holds Open Sinus
DELIVERS
Sustained, Targeted
Delivery of Steroid
Over 30 Days
MAINTAINS
Opening by Reducing
Post-operative
Inflammation and Scarring
ETHMOID SINUS
Advanced into
Surgically Enlarged
Sinus Cavity

PROPEL
Clinically Proven Surgical Outcomes

Meta-analysis: Han JK, Marple BF, Smith TL et al. Int Forum Allergy Rhinol, Vol. 2, No. 4, July/August 2012
•
3 Prospective Trials, 200+ Patients
• Only Device Used in Sinus Surgery
Backed by Level 1a Evidence
Reduction in Post-Operative
Medical and Surgical Interventions
Meta-Analysis of Two Prospective, Multicenter,
Randomized, Controlled, Double-Blind Studies
POST-OPERATIVE
INTERVENTION
p=0.0008
35%
INFLAMMATION
(POLYPOSIS)
p<0.0001
46%
NEED FOR
ORAL STEROIDS
p=0.0023
40%
SCARRING
(ADHESIONS)
p=0.0013
70%

1
in
4
Accounts
1
in
5
Sinus Surgeons
1
in
15
Patients
PENETRATION*
Early in
Early in
Adoption Cycle
Adoption Cycle
PROPEL
Commercial Success
10
REIMBURSEMENT
• FESS ~$14K
• Propel Treated as
Surgical Supply
• ASP $728
REVENUE ($M)
SALESFORCE
• US Only
• 66 Territory Managers
• 10,000 ENTs
• 7,500 Perform FESS
78%
Q1’15 vs.
Q1’14
78%
Q1’15 vs.
Q1’14
* Intersect ENT internal estimates through Q115
$4.2
$7.0
$7.5
$8.5
$9.1
$13.4
$13.4
Q313 Q413 Q114 Q214 Q314 Q414 Q115

Strong Base to Drive Forward Revenue
CONSISTENT ANNUALIZED
SALES/TERRITORY MGR ($000)
GROWING BASE OF
RECURRING REVENUE ($M)
Ending # of TMs Annualized Sales/TM New Reorder
85%
PROPEL
0
10
20
30
40
50
60
70
$-
$200
$400
$600
$800
$1,000
$1,200
Q1/14 Q2/14 Q3/14 Q4/14 Q1/15
$0
$2
$4
$6
$8
$10
$12
$14
$16
Q1/14 Q2/14 Q3/14 Q4/14 Q1/15

GOAL
Demonstrate Reduction in Need for Post-Operative Interventions
Such as Additional Surgery and Oral Steroids
PROPEL MINI
Expanding Indications
12
FRONTAL SINUS
INVESTIGATIONAL
Seeking Expanded Indication for
Placement in Frontal Sinus
25%
of Sinus Surgeries
PROGRESS
Currently Enrolling Prospective, Randomized,
Blinded, Multi-Center Trial
80 Patients   |   14 Sites
PROPEL mini for frontal indication is an investigational device. Limited by Federal (or United States) law to investigational use

NOVA RESOLVE PROPEL
Office Treatment for
Primary CS Patients
Office Treatment for
Recurrent CS Patients
Treatment to Improve
Surgical Outcomes
MEDICATION
TO TREAT
MANAGEMENT
TO MAINTAIN
Our Solution Portfolio: In-Office Therapies
13
SURGERY
TO OPEN
NOVA and RESOLVE are investigational and not currently available for sale in the United States.
The implants are limited by federal (or United States) law to investigational use only.

RESOLVE
How It Works

Investigational Drug Only.  Not approved for sale in U.S.
• For Patients with Refractory CS/Polyps
• To Dilate Obstructed Cavity
• To Deliver Steroid Over 90 Days
• Less Invasive, More Cost Effective vs. Revision Surgery
IN-OFFICE POST PRIOR SURGICAL TREATMENT
Ethmoid Sinus
Pre-implant
Immediately
Post-implant
6 Weeks
Post-implant
ETHMOID SINUS
Designed:

RESOLVE
Promising Results

Change from Baseline in Endoscopic and Symptom Scores vs. Sham Procedure.
Format modified from Han JK, Forwith KD, Smith TL, et
al. RESOLVE: a randomized, controlled, blinded study of bioabsorbable steroid releasing sinus implants for in-office treatment of recurrent sinonasal polyposis. Int Forum Allergy Rhinol. 2014;4:861-870.
• Pilot (12)
• PK Study (5)
• RESOLVE (100)
Reduction in Polyp Burden and
Patient Symptoms
Prospective, Multicenter, Randomized, Controlled,
Blinded 100 Patient Study
-1
-0.8
-0.6
-0.4
-0.2
0
CHANGE IN
BILATERAL POLYP GRADE
Treatment
Control
p<0.05
-1.4
-1.2
-1.0
-0.8
-0.6
-0.4
-0.2
0.0
All pts (n=100) > Grade 2 polyps (n=74)
CHANGE IN OBSTRUCTION/
CONGESTION SCORE
p<0.05 p = ns
THREE TRIALS COMPLETE

RESOLVE
IND Clinical Program

STUDY STUDY DESCRIPTION DESCRIPTION N N SITES SITES PUBLISHED PUBLISHED
PILOT
Non-Randomized
Open Label
Single Cohort
12 4
PHARMACOKINETIC
(PK)
Non-Randomized
Open Label
Single Cohort
5 1
RESOLVE
Phase II / III
Randomized 1:1
Blinded
Implants vs. Sham Procedure
100 18
RESOLVE II
Phase III
Randomized 2:1
Blinded
Implants vs. Sham Procedure
300 45

NOVA
How It Works

Investigational Device Only.  Not approved for sale in U.S.
• Primary (Including Post Dilation) or Revision Patients
• Hourglass Shape to Maximize Tissue Apposition and Support
• Regulatory Pathway: PMA-S
• Feasibility Study Completed (15 Patients, 2 US Sites)
IN-OFFICE or SURGICAL SOLUTION
FRONTAL AND
MAXILLARY SINUSES
Frontal Placement Maxillary Placement

SURGICAL PROPEL 540K Patients Large U.S. Market Opportunity 18 $4.8B in US $830M $1.1B $2.8B NOVA PRIMARY 2.3M Patients RESOLVE REFRACTORY 770K Patients

Emerging Opportunity Outside the US

~540K
FESS / Year
~450K
FESS / Year
~250K
FESS / Year
ATTRACTIVE MARKET OPPORTUNITIES DEVELOPING MARKET
COMMERCIALIZATION PLANS
Targeting 4-6 Large Markets in Europe and
Asia Pacific
Regulatory Pathways (Especially China, Japan)
Reimbursement Activities
Market Entry Strategy
KOL Development
PROPEL has CE Mark Approval

Industry Landscape 20 We Are a Unique Solution – Complementary to Other Technologies STEROIDS MEDICATION TO TREAT SURGERY TO OPEN MANAGEMENT TO MAINTAIN SURGICAL TOOLS / SUPPLIES

Multiple Barriers to Entry

REGULATORY
• Only Drug Releasing Implants in ENT
• Two PMA Approvals
• RESOLVE: NDA Pathway
R&D / MANUFACTURING
• 50,000 ft
2
Facility in Menlo Park, CA
• Specialized Capabilities in
Bioabsorbable DES
• Robust Quality System
INTELLECTUAL PROPERTY
• 55 Issued Patents (29 US / 26 OUS)
• 37 Pending Patents (13 US / 24 OUS)
• Covers Sinus Delivery of
Drug Releasing Implants
CLINICAL
• Level 1a Evidence
• Award Winning Clinical Science
• 15 Peer-Reviewed Publications
•
•
•

Outlook: Milestones

GROWTH
LEVERS
2015 2016 2017 2018
NOVA
RESOLVE
PROPEL
PROGRESS
Frontal Indication
Enrollment Complete
Frontal Indication
PROPEL mini
PMA-S Approval
RESOLVE II
Enrollment
Complete
NDA
Approval
PMA-S
Approval
maxillary
Clinical Trials
RESOLVE II
Enrollment
Commenced
Commercial
Clinical
International
Ongoing Execution
Lay OUS Groundwork
Clinical
Clinical
PMA-S
Approval
frontal

Experienced Leadership

MANAGEMENT TEAM
LISA EARNHARDT
President & CEO
RICH KAUFMAN
COO, SVP R&D & Operations
JERI HILLEMAN
CFO
ROB BINNEY
VP Sales
SUSAN STIMSON
VP Marketing
JAMES STAMBAUGH
VP Clinical Affairs
AMY WOLBECK
VP Regulatory Affairs & Quality
CHAS McKHANN
Chief Commercial Officer
EXPERIENCE INCLUDES

24 $4.8B US Market 1 and ONLY Drug Releasing Implants in ENT EMERGING In-Office Portfolio TRACK RECORD Strong Revenue Growth & GMs st

NASDAQ: XENT